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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65752) of Vialta, Inc. of our report dated February 21, 2003, relating to the financial statements, which appears in this Form 10-K.





PricewaterhouseCoopers LLP
San Jose, California
March 28, 2003